UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  May 1, 2018

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of the Company was held on May 1, 2018.

(b) Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 12 nominees to serve as directors of the Company until the 2019 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	1,113,184,048	33,358,651	3,005,933	278,783,707
José Baselga, M.D., Ph.D.	1,140,198,283	6,437,932	2,912,417	278,783,707
Robert J. Bertolini	1,112,049,962	34,331,441	3,167,229	278,783,707
Giovanni Caforio, M.D.	1,108,804,063	34,194,159	6,550,410	278,783,707
Matthew W. Emmens	1,139,465,939	7,075,529	3,007,164	278,783,707
Michael Grobstein	1,105,823,015	40,486,347	3,239,270	278,783,707
Alan J. Lacy	1,110,860,737	35,432,202	3,255,693	278,783,707
Dinesh C. Paliwal	1,129,831,146	16,491,055	3,226,431	278,783,707
Theodore R. Samuels	1,113,124,004	33,254,963	3,169,665	278,783,707
Vicki L. Sato, Ph.D.	1,095,622,608	39,040,380	14,885,644	278,783,707
Gerald L. Storch	1,112,027,872	33,797,818	3,722,942	278,783,707
Karen H. Vousden, Ph.D.	1,141,846,830	4,802,750	2,899,052	278,783,707

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,091,784,630	50,001,228	7,762,774	278,783,707

Item 3. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2018 was ratified based upon the following votes:

For	Against	Abstain
1,375,338,345	48,726,041	4,267,953

Item 4.  The shareholder proposal on annual report disclosing how risks related to public concern over drug pricing strategies are incorporated into incentive compensation plans was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
248,628,516	848,228,941	52,691,175	278,783,707

Item 5.  The shareholder proposal to lower the share ownership threshold to call special shareholder meetings was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
478,487,300	663,579,776	7,481,556	278,783,707

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 3, 2018	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary